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                                  EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 12, 2000, included in AGENCY.COM, Ltd's Annual Report on Form 10-K (File No. 000-28293) previously filed with the Securities and Exchange Commission and to all references to our Firm included in this Registration Statement.

                                       /s/ ARTHUR ANDERSEN LLP

                                           ARTHUR ANDERSEN LLP

New York, New York
July 27, 2000